Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of FiberTower Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)              the Company’s Form 10-Q for the quarterly period ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)              the information contained in the Company’s Form 10-Q for the quarterly period ended June 30, 2011 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KURT J. VAN WAGENEN
Kurt J. Van Wagenen
Chief Executive Officer

Date: August 8, 2011